                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Championship Auto Racing Teams, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher R. Pook, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section G 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Christopher R. Pook

Christopher R. Pook
Chief Executive Officer
May 6, 2003

A signed original of this written statement required by Section 906 has been provided to Championship Auto Racing Teams, Inc. and will be retained by Championship Auto Racing Teams, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.